Exhibit 99.1

Apple reports third quarter results

June quarter records for total company revenue, iPhone revenue and EPS

Services revenue reaches new all-time high

CUPERTINO, CALIFORNIA — Apple® today announced financial results for its fiscal 2025 third quarter ended June 28, 2025. The Company posted quarterly revenue of $94.0 billion, up 10 percent year over year, and quarterly diluted earnings per share of $1.57, up 12 percent year over year.

“Today Apple is proud to report a June quarter revenue record with double-digit growth in iPhone, Mac and Services and growth around the world, in every geographic segment,” said Tim Cook, Apple’s CEO. “At WWDC25, we were excited to introduce a beautiful new software design that extends across all of our platforms, and we announced even more great Apple Intelligence features.”

“We are very pleased with our record business performance for the June quarter, which generated EPS growth of 12 percent,” said Kevan Parekh, Apple’s CFO. “Our installed base of active devices also reached a new all-time high across all product categories and geographic segments, thanks to our very high levels of customer satisfaction and loyalty.”

Apple’s board of directors has declared a cash dividend of $0.26 per share of the Company’s common stock. The dividend is payable on August 14, 2025 to shareholders of record as of the close of business on August 11, 2025.

Apple will provide live streaming of its Q3 2025 financial results conference call beginning at 2:00 p.m. PT on July 31, 2025, at apple.com/investor/earnings-call. The webcast will be available for replay for approximately two weeks thereafter.

Apple periodically provides information for investors on its corporate website, apple.com, and its investor relations website, investor.apple.com. This includes press releases and other information about financial performance, reports filed or furnished with the SEC, information on corporate governance, and details related to its annual meeting of shareholders.

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation those about payment of the Company’s quarterly dividend and future business plans. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements. Risks and uncertainties include without limitation: effects of global and regional economic conditions, including as a result of government policies, trade and other international disputes, geopolitical tensions, conflict, terrorism, natural disasters, and public health issues; risks relating to the design, manufacture, introduction, and transition of products and services in highly competitive and rapidly changing markets, including from reliance on third parties for components, technology, manufacturing, applications, support, and content; risks relating to information technology system failures, network disruptions, and failure to protect, loss of, or unauthorized access to, or release of, data; and effects of unfavorable legal proceedings, government investigations, and complex and changing laws and regulations. More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company assumes no obligation to update any forward-looking statements, which speak only as of the date they are made.

Apple revolutionized personal technology with the introduction of the Macintosh in 1984. Today, Apple leads the world in innovation with iPhone, iPad, Mac, AirPods, Apple Watch, and Apple Vision Pro. Apple’s six software platforms — iOS, iPadOS, macOS, watchOS, visionOS, and tvOS — provide seamless experiences across all Apple devices and empower people with breakthrough services including the App Store, Apple Music, Apple Pay, iCloud, and Apple TV+. Apple’s more than 150,000 employees are dedicated to making the best products on earth and to leaving the world better than we found it.

Press Contact:
Josh Rosenstock
Apple
jrosenstock@apple.com
(408) 862-1142

Investor Relations Contact:
Suhasini Chandramouli
Apple
suhasini@apple.com
(408) 974-3123

NOTE TO EDITORS: For additional information visit Apple Newsroom (www.apple.com/newsroom), or email Apple’s Media Helpline at media.help@apple.com.

© 2025 Apple Inc. All rights reserved. Apple and the Apple logo are trademarks of Apple. Other company and product names may be trademarks of their respective owners.

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In millions, except number of shares, which are reflected in thousands, and per-share amounts)

	Three Months Ended		Nine Months Ended
	June 28, 2025	June 29, 2024	June 28, 2025	June 29, 2024
Net sales:
Products	$66,613	$61,564	$233,287	$224,908
Services	27,423	24,213	80,408	71,197
Total net sales (1)	94,036	85,777	313,695	296,105
Cost of sales:
Products	43,620	39,803	147,097	140,667
Services	6,698	6,296	19,738	18,634
Total cost of sales	50,318	46,099	166,835	159,301
Gross margin	43,718	39,678	146,860	136,804

Operating expenses:
Research and development	8,866	8,006	25,684	23,605
Selling, general and administrative	6,650	6,320	20,553	19,574
Total operating expenses	15,516	14,326	46,237	43,179

Operating income	28,202	25,352	100,623	93,625
Other income/(expense), net	(171)	142	(698)	250
Income before provision for income taxes	28,031	25,494	99,925	93,875
Provision for income taxes	4,597	4,046	15,381	14,875
Net income	$23,434	$21,448	$84,544	$79,000

Earnings per share:
Basic	$1.57	$1.40	$5.64	$5.13
Diluted	$1.57	$1.40	$5.62	$5.11
Shares used in computing earnings per share:
Basic	14,902,886	15,287,521	14,992,898	15,401,047
Diluted	14,948,179	15,348,175	15,051,726	15,463,175

(1) Net sales by reportable segment:
Americas	$41,198	$37,678	$134,161	$125,381
Europe	24,014	21,884	82,329	76,404
Greater China	15,369	14,728	49,884	51,919
Japan	5,782	5,097	22,067	19,126
Rest of Asia Pacific	7,673	6,390	25,254	23,275
Total net sales	$94,036	$85,777	$313,695	$296,105

(1) Net sales by category:
iPhone	$44,582	$39,296	$160,561	$154,961
Mac	8,046	7,009	24,982	22,240
iPad	6,581	7,162	21,071	19,744
Wearables, Home and Accessories	7,404	8,097	26,673	27,963
Services	27,423	24,213	80,408	71,197
Total net sales	$94,036	$85,777	$313,695	$296,105

Apple Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(In millions, except number of shares, which are reflected in thousands, and par value)

	June 28, 2025	September 28, 2024
ASSETS:
Current assets:
Cash and cash equivalents	$36,269	$29,943
Marketable securities	19,103	35,228
Accounts receivable, net	27,557	33,410
Vendor non-trade receivables	19,278	32,833
Inventories	5,925	7,286
Other current assets	14,359	14,287
Total current assets	122,491	152,987

Non-current assets:
Marketable securities	77,614	91,479
Property, plant and equipment, net	48,508	45,680
Other non-current assets	82,882	74,834
Total non-current assets	209,004	211,993
Total assets	$331,495	$364,980

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$50,374	$68,960
Other current liabilities	62,499	78,304
Deferred revenue	8,979	8,249
Commercial paper	9,923	9,967
Term debt	9,345	10,912
Total current liabilities	141,120	176,392

Non-current liabilities:
Term debt	82,430	85,750
Other non-current liabilities	42,115	45,888
Total non-current liabilities	124,545	131,638
Total liabilities	265,665	308,030

Commitments and contingencies

Shareholders’ equity:
Common stock and additional paid-in capital, $0.00001 par value: 50,400,000 shares authorized; 14,856,722 and 15,116,786 shares issued and outstanding, respectively	89,806	83,276
Accumulated deficit	(17,607)	(19,154)
Accumulated other comprehensive loss	(6,369)	(7,172)
Total shareholders’ equity	65,830	56,950
Total liabilities and shareholders’ equity	$331,495	$364,980

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(In millions)

	Nine Months Ended
	June 28, 2025	June 29, 2024
Cash, cash equivalents, and restricted cash and cash equivalents, beginning balances	$29,943	$30,737

Operating activities:
Net income	84,544	79,000
Adjustments to reconcile net income to cash generated by operating activities:
Depreciation and amortization	8,571	8,534
Share-based compensation expense	9,680	8,830
Other	(1,748)	(1,964)
Changes in operating assets and liabilities:
Accounts receivable, net	5,685	6,697
Vendor non-trade receivables	13,555	11,100
Inventories	1,223	41
Other current and non-current assets	(6,116)	(5,626)
Accounts payable	(18,479)	(15,171)
Other current and non-current liabilities	(15,161)	2
Cash generated by operating activities	81,754	91,443

Investing activities:
Purchases of marketable securities	(17,591)	(38,074)
Proceeds from maturities of marketable securities	35,036	39,838
Proceeds from sales of marketable securities	10,785	7,382
Payments for acquisition of property, plant and equipment	(9,473)	(6,539)
Other	(975)	(1,117)
Cash generated by investing activities	17,782	1,490

Financing activities:
Payments for taxes related to net share settlement of equity awards	(5,719)	(5,163)
Payments for dividends and dividend equivalents	(11,559)	(11,430)
Repurchases of common stock	(70,579)	(69,866)
Proceeds from issuance of term debt, net	4,481	—
Repayments of term debt	(9,682)	(7,400)
Repayments of commercial paper, net	(65)	(2,985)
Other	(87)	(191)
Cash used in financing activities	(93,210)	(97,035)

Increase/(Decrease) in cash, cash equivalents, and restricted cash and cash equivalents	6,326	(4,102)
Cash, cash equivalents, and restricted cash and cash equivalents, ending balances	$36,269	$26,635

Supplemental cash flow disclosure:
Cash paid for income taxes, net	$37,332	$19,230